INCOME TAXES - Deferred tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred tax assets/(liabilities):
Net operating loss carryforwards	$ 14,817	$ 12,356
Stock Compensation	378	263
Property plant and equipment	(45)	(67)
Other	49	79
Total	15,199	12,631
Valuation allowance	$ (15,199)	$ (12,631)